UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

QS BATTERYMARCH

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	QS Batterymarch S&P 500 Index Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced

QS Batterymarch S&P 500 Index Fund	III

Investment commentary (cont’d)

that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	QS Batterymarch S&P 500 Index Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. large cap stocks as represented by the S&P 500 Index performed better than their global peers for the twelve-month period ending September 30, 2014.

The fourth quarter of 2013 brought strong gains to U.S. large cap equities. Early in the quarter, investors generally shrugged off the U.S. government shutdown in October, amid positive earnings surprises and modest manufacturing gains. However, consumer confidence declined amid continuing government paralysis and the trouble-plagued introduction of the Affordable Care Act web site. In December, equity returns became more muted as investors weighed the likelihood of the Federal Reserve Board (“Fed”)ii tapering the bond-buying program in an environment where the economy appeared increasingly stable.

In January of 2014, investors took profits after the strong gains of 2013, and stocks rose for the rest of the quarter on positive but weaker-than-expected indicators. The anticipated improvement in the economy was hampered by severe cold and major storms that paralyzed various regions of the country at one point or another. In addition, for the last several months of the quarter new job growth was disappointing, though new home sales were up earlier in the year and manufacturing growth improved.

The remainder of the reporting period saw a number of reversals. In the second quarter of 2014, U.S. large cap equities continued to move higher, but pulled back in July. An August rebound allowed for a positive third calendar quarter, despite another decline in September. Investors appeared to balance optimism about the U.S. economy with concerns over the timing and pace of interest rate hikes and international geo-political turmoil.

Performance was led by the Technology and Health Care sectors, which both returned over 25% during the reporting period.

Overall performance for the full reporting period was very strong for U.S. large cap

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	1

Fund overview (cont’d)

stocks as the S&P 500 Index outpaced both emerging market and developed international equities, as well as fixed income.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2014, Class A shares of QS Batterymarch S&P 500 Index Fund returned 19.01%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 19.73% for the same period. The Lipper S&P 500 Index Funds Category Average1 returned 19.07% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
	6 months	12 months
QS Batterymarch S&P 500 Index Fund:
Class A	6.08%	19.01%
Class D	6.15%	19.23%
S&P 500 Index	6.42%	19.73%
Lipper S&P 500 Index Funds Category Average[1]	6.13%	19.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A and Class D shares were 0.64% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.59% for Class A shares and 0.39% for Class D shares. These

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 139 funds for the six-month period and among the 133 funds for the twelve-month period in the Fund’s Lipper category.

2	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. All sectors contributed positively to the portfolio on an absolute basis. The greatest contributing sector in the S&P 500 Index for the period was the Information Technology sector, which included the top two contributing securities for the period, Apple Inc, and Microsoft Corporation. Apple returned nearly 50% for the period, while holding the largest weight within the portfolio. The Health Care sector was also strong as Gilead Sciences, Inc. and Johnson and Johnson were among the top individual stock contributors to overall portfolio returns during the reporting period.

Q. What were the leading detractors from performance?

A. All sectors were positive during the period with the weakest returns coming from Consumer Staples and Energy. The Utilities1 and Telecommunications sectors were the smallest contributing sectors for the period as they represented smaller allocations of the portfolio and their returns lagged the portfolio return. From an individual security perspective, Whole Foods, Inc. and Coach, Inc, were the largest detracting stocks from a total return perspective but had a muted effect on portfolio performance as they had relatively small weights.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund’s portfolio managers changed as a result of the Legg Mason acquisition of QS Investors. Russell Shtern, CFA and Robert Wang became the new portfolio managers of the Fund. This had no effect on the investment process, as the Fund’s objective is to replicate the performance of the S&P 500 Index.

Thank you for your investment in QS Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 21, 2014

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	3

Fund overview (cont’d)

cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (3.4%), Exxon Mobil Corp. (2.3%), Microsoft Corp. (2.1%), Johnson & Johnson (1.7%), General Electric Co. (1.4%), Berkshire Hathaway Inc., Class B Shares (1.4%), Wells Fargo & Co. (1.4%), Procter & Gamble Co. (1.3%), JPMorgan Chase & Co. (1.3%) and Chevron Corp. (1.3%). Please refer to pages 9 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Information Technology (19.4%), Financials (16.1%), Health Care (13.7%), Consumer Discretionary (11.5%) and Industrials (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013 and does not include futures contracts. The composition of the Fund’s investments is subject to change at any time.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.08%	$1,000.00	$1,060.80	0.59%	$3.05	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	6.15	1,000.00	1,061.50	0.39	2.02	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/14	19.01%	19.23%
Five Years Ended 9/30/14	15.09	15.30
Ten Years Ended 9/30/14	7.53	7.76

Cumulative total returns[1]
Class A (9/30/04 through 9/30/14)	106.72%
Class D (9/30/04 through 9/30/14)	111.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of QS Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2004 - September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Batterymarch S&P 500 Index Fund on September 30, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees incurred by shareholders investing in the other class.

8	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Schedule of investments

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 11.5%
Auto Components — 0.4%
BorgWarner Inc.	3,215	$169,141
Delphi Automotive PLC	3,900	239,226
Goodyear Tire & Rubber Co.	3,499	79,025
Johnson Controls Inc.	9,368	412,192
Total Auto Components		899,584
Automobiles — 0.6%
Ford Motor Co.	54,135	800,657
General Motors Co.	19,100	610,054
Harley-Davidson Inc.	3,105	180,711
Total Automobiles		1,591,422
Distributors — 0.1%
Genuine Parts Co.	2,169	190,243
Diversified Consumer Services — 0.0%
H&R Block Inc.	3,868	119,947
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	6,183	248,371
Chipotle Mexican Grill Inc.	438	291,966	*
Darden Restaurants Inc.	1,851	95,253
Marriott International Inc., Class A Shares	3,119	218,018
McDonald’s Corp.	13,665	1,295,579
Starbucks Corp.	10,363	781,992
Starwood Hotels & Resorts Worldwide Inc.	2,707	225,250
Wyndham Worldwide Corp.	1,807	146,837
Wynn Resorts Ltd.	1,143	213,832
Yum! Brands Inc.	6,248	449,731
Total Hotels, Restaurants & Leisure		3,966,829
Household Durables — 0.4%
D.R. Horton Inc.	4,017	82,429
Garmin Ltd.	1,734	90,151
Harman International Industries Inc.	957	93,824
Leggett & Platt Inc.	1,959	68,408
Lennar Corp., Class A Shares	2,480	96,298
Mohawk Industries Inc.	862	116,215	*
Newell Rubbermaid Inc.	3,935	135,403
PulteGroup Inc.	4,842	85,510
Whirlpool Corp.	1,093	159,196
Total Household Durables		927,434

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	9

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Internet & Catalog Retail — 1.3%
Amazon.com Inc.	5,348	$ 1,724,409	*
Expedia Inc.	1,443	126,436
Netflix Inc.	844	380,796	*
Priceline Group Inc.	735	851,556	*
TripAdvisor Inc.	1,646	150,477	*
Total Internet & Catalog Retail		3,233,674
Leisure Products — 0.1%
Hasbro Inc.	1,644	90,412
Mattel Inc.	4,801	147,150
Total Leisure Products		237,562
Media — 3.4%
Cablevision Systems Corp., New York Group, Class A Shares	3,020	52,880
CBS Corp., Class B Shares	6,885	368,347
Comcast Corp., Class A Shares	36,170	1,945,223
DIRECTV	6,984	604,256	*
Discovery Communications Inc., Class A Shares	1,990	75,222	*
Discovery Communications Inc., Class C Shares	3,790	141,291	*
Gannett Co. Inc.	3,207	95,152
Interpublic Group of Cos. Inc.	5,982	109,590
News Corp., Class A Shares	7,025	114,859	*
Omnicom Group Inc.	3,642	250,788
Scripps Networks Interactive, Class A Shares	1,553	121,274
Time Warner Cable Inc.	3,884	557,315
Time Warner Inc.	11,993	901,993
Twenty-First Century Fox Inc.	26,368	904,159
Viacom Inc., Class B Shares	5,257	404,474
Walt Disney Co.	22,086	1,966,316
Total Media		8,613,139
Multiline Retail — 0.7%
Dollar General Corp.	4,156	253,973	*
Dollar Tree Inc.	2,935	164,565	*
Family Dollar Stores Inc.	1,348	104,120
Kohl’s Corp.	2,839	173,264
Macy’s Inc.	4,798	279,148
Nordstrom Inc.	2,019	138,039
Target Corp.	8,916	558,855
Total Multiline Retail		1,671,964

See Notes to Financial Statements.

10	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — 2.1%
AutoNation Inc.	890	$44,776	*
AutoZone Inc.	476	242,598	*
Bed Bath & Beyond Inc.	2,604	171,421	*
Best Buy Co. Inc.	3,856	129,523
CarMax Inc.	3,149	146,271	*
GameStop Corp., Class A Shares	1,634	67,321
Gap Inc.	3,737	155,795
Home Depot Inc.	18,866	1,730,767
L Brands Inc.	3,440	230,411
Lowe’s Cos. Inc.	13,854	733,154
O’Reilly Automotive Inc.	1,501	225,690	*
PetSmart Inc.	1,464	102,612
Ross Stores Inc.	3,032	229,158
Staples Inc.	9,180	111,078
Tiffany & Co.	1,554	149,666
TJX Cos. Inc.	9,533	564,068
Tractor Supply Co.	1,969	121,113
Urban Outfitters Inc.	1,538	56,445	*
Total Specialty Retail		5,211,867
Textiles, Apparel & Luxury Goods — 0.8%
Coach Inc.	3,915	139,413
Fossil Group Inc.	679	63,758	*
Michael Kors Holdings Ltd.	2,800	199,892	*
NIKE Inc., Class B Shares	9,793	873,535
PVH Corp.	1,151	139,444
Ralph Lauren Corp.	834	137,385
Under Armour Inc., Class A Shares	2,300	158,930	*
V.F. Corp.	4,970	328,169
Total Textiles, Apparel & Luxury Goods		2,040,526
Total Consumer Discretionary		28,704,191
Consumer Staples — 9.4%
Beverages — 2.2%
Brown-Forman Corp., Class B Shares	2,287	206,333
Coca-Cola Co.	55,252	2,357,050
Coca-Cola Enterprises Inc.	3,352	148,695
Constellation Brands Inc., Class A Shares	2,360	205,698	*
Dr. Pepper Snapple Group Inc.	2,747	176,659
Molson Coors Brewing Co., Class B Shares	2,234	166,299
Monster Beverage Corp.	1,900	174,173	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	11

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Beverages — continued
PepsiCo Inc.	21,077	$1,962,058
Total Beverages		5,396,965
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	6,203	777,360
CVS Health Corp.	16,281	1,295,805
Kroger Co.	6,786	352,872
Safeway Inc.	3,249	111,441
Sysco Corp.	8,252	313,163
Wal-Mart Stores Inc.	21,923	1,676,452
Walgreen Co.	12,332	730,918
Whole Foods Market Inc.	5,276	201,068
Total Food & Staples Retailing		5,459,079
Food Products — 1.5%
Archer-Daniels-Midland Co.	8,788	449,067
Campbell Soup Co.	2,523	107,808
ConAgra Foods Inc.	5,930	195,927
General Mills Inc.	8,811	444,515
Hershey Co.	2,116	201,930
Hormel Foods Corp.	1,899	97,590
J.M. Smucker Co.	1,463	144,822
Kellogg Co.	3,623	223,177
Keurig Green Mountain Inc.	1,622	211,071
Kraft Foods Group Inc.	8,351	470,996
McCormick & Co. Inc., Non Voting Shares	1,850	123,765
Mead Johnson Nutrition Co., Class A Shares	2,761	265,663
Mondelez International Inc., Class A Shares	23,455	803,686
Tyson Foods Inc., Class A Shares	3,792	149,291
Total Food Products		3,889,308
Household Products — 1.9%
Clorox Co.	1,833	176,042
Colgate-Palmolive Co.	11,915	777,096
Kimberly-Clark Corp.	5,153	554,308
Procter & Gamble Co.	37,950	3,177,933
Total Household Products		4,685,379
Personal Products — 0.1%
Avon Products Inc.	6,122	77,137
Estee Lauder Cos. Inc., Class A Shares	3,106	232,080
Total Personal Products		309,217

See Notes to Financial Statements.

12	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.5%
Altria Group Inc.	27,513	$1,263,947
Lorillard Inc.	5,101	305,601
Philip Morris International Inc.	21,862	1,823,291
Reynolds American Inc.	4,393	259,187
Total Tobacco		3,652,026
Total Consumer Staples		23,391,974
Energy — 9.5%
Energy Equipment & Services — 1.8%
Baker Hughes Inc.	6,167	401,225
Cameron International Corp.	2,658	176,438	*
Diamond Offshore Drilling Inc.	981	33,619
Ensco PLC, Class A Shares	3,300	136,323
FMC Technologies Inc.	3,330	180,852	*
Halliburton Co.	11,904	767,927
Helmerich & Payne Inc.	1,517	148,469
Nabors Industries Ltd.	3,681	83,780
National-Oilwell Varco Inc.	6,045	460,024
Noble Corp. PLC	3,585	79,659
Schlumberger Ltd.	18,143	1,844,962
Transocean Ltd.	4,788	153,072
Total Energy Equipment & Services		4,466,350
Oil, Gas & Consumable Fuels — 7.7%
Anadarko Petroleum Corp.	7,106	720,833
Apache Corp.	5,268	494,507
Cabot Oil & Gas Corp.	5,957	194,734
Chesapeake Energy Corp.	7,142	164,195
Chevron Corp.	26,433	3,153,986
Cimarex Energy Co.	1,200	151,836
ConocoPhillips	17,296	1,323,490
CONSOL Energy Inc.	3,233	122,401
Denbury Resources Inc.	5,022	75,481
Devon Energy Corp.	5,403	368,377
EOG Resources Inc.	7,706	763,048
EQT Corp.	2,129	194,889
Exxon Mobil Corp.	59,760	5,620,428
Hess Corp.	3,555	335,308
Kinder Morgan Inc.	9,457	362,581
Marathon Oil Corp.	9,432	354,549

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Marathon Petroleum Corp.	3,884	$328,858
Murphy Oil Corp.	2,429	138,234
Newfield Exploration Co.	1,923	71,286	*
Noble Energy Inc.	5,078	347,132
Occidental Petroleum Corp.	10,911	1,049,093
ONEOK Inc.	2,931	192,127
Phillips 66	7,848	638,121
Pioneer Natural Resources Co.	2,016	397,091
QEP Resources Inc.	2,436	74,980
Range Resources Corp.	2,309	156,573
Southwestern Energy Co.	4,979	174,016	*
Spectra Energy Corp.	9,454	371,164
Tesoro Corp.	1,859	113,362
Valero Energy Corp.	7,512	347,580
Williams Cos. Inc.	9,255	512,264
Total Oil, Gas & Consumable Fuels		19,312,524
Total Energy		23,778,874
Financials — 16.1%
Banks — 5.9%
Bank of America Corp.	147,185	2,509,504
BB&T Corp.	10,029	373,179
Citigroup Inc.	42,336	2,193,852
Comerica Inc.	2,568	128,041
Fifth Third Bancorp	12,011	240,460
Huntington Bancshares Inc.	11,725	114,084
JPMorgan Chase & Co.	52,621	3,169,889
KeyCorp	12,547	167,252
M&T Bank Corp.	1,849	227,963
PNC Financial Services Group Inc.	7,534	644,760
Regions Financial Corp.	20,025	201,051
SunTrust Banks Inc.	7,543	286,860
U.S. Bancorp	24,911	1,042,027
Wells Fargo & Co.	66,448	3,446,658
Zions Bancorporation	2,608	75,788
Total Banks		14,821,368
Capital Markets — 2.2%
Affiliated Managers Group Inc.	800	160,288	*
Ameriprise Financial Inc.	2,692	332,139

See Notes to Financial Statements.

14	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Capital Markets — continued
Bank of New York Mellon Corp.	16,012	$620,145
BlackRock Inc.	1,772	581,783
Charles Schwab Corp.	15,687	461,041
E*TRADE Financial Corp.	4,052	91,535	*
Franklin Resources Inc.	5,295	289,160
Goldman Sachs Group Inc.	5,740	1,053,692
Invesco Ltd.	6,174	243,750
Legg Mason Inc.	1,478	75,614	(a)
Morgan Stanley	21,488	742,840
Northern Trust Corp.	3,147	214,090
State Street Corp.	5,789	426,128
T. Rowe Price Group Inc.	3,697	289,845
Total Capital Markets		5,582,050
Consumer Finance — 0.9%
American Express Co.	12,592	1,102,304
Capital One Financial Corp.	7,780	635,003
Discover Financial Services	6,266	403,468
Navient Corp.	6,048	107,110
Total Consumer Finance		2,247,885
Diversified Financial Services — 2.1%
Berkshire Hathaway Inc., Class B Shares	25,395	3,508,065	*
CME Group Inc.	4,452	355,960
Intercontinental Exchange Inc.	1,621	316,176
Leucadia National Corp.	4,418	105,325
McGraw Hill Financial Inc.	3,779	319,137
Moody’s Corp.	2,653	250,708
Nasdaq OMX Group Inc.	1,649	69,951
Principal Financial Group Inc.	3,877	203,426
Total Diversified Financial Services		5,128,748
Insurance — 2.7%
ACE Ltd.	4,750	498,132
AFLAC Inc.	6,431	374,606
Allstate Corp.	5,907	362,513
American International Group Inc.	19,754	1,067,111
Aon PLC	3,928	344,368
Assurant Inc.	1,010	64,943
Chubb Corp.	3,465	315,592
Cincinnati Financial Corp.	2,076	97,676

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Genworth Financial Inc., Class A Shares	6,988	$91,543	*
Hartford Financial Services Group Inc.	6,296	234,526
Lincoln National Corp.	3,720	199,318
Loews Corp.	4,318	179,888
Marsh & McLennan Cos. Inc.	7,736	404,902
MetLife Inc.	15,849	851,408
Progressive Corp.	7,726	195,313
Prudential Financial Inc.	6,531	574,336
Torchmark Corp.	1,873	98,089
Travelers Cos. Inc.	4,649	436,727
Unum Group	3,660	125,831
XL Group PLC	3,895	129,197
Total Insurance		6,646,019
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	5,573	521,800
Apartment Investment and Management Co., Class A Shares	2,061	65,581
AvalonBay Communities Inc.	1,716	241,904
Boston Properties Inc.	2,159	249,926
Crown Castle International Corp.	4,712	379,457
Equity Residential	4,737	291,704
Essex Property Trust Inc.	892	159,445
General Growth Properties Inc.	8,600	202,530
HCP Inc.	6,449	256,090
Health Care REIT Inc.	4,491	280,104
Host Hotels & Resorts Inc.	10,675	227,698
Iron Mountain Inc.	2,405	78,523
Kimco Realty Corp.	5,780	126,640
Macerich Co.	1,983	126,575
Plum Creek Timber Co. Inc.	2,499	97,486
Prologis Inc.	7,048	265,710
Public Storage Inc.	2,039	338,148
Simon Property Group Inc.	4,433	728,874
Ventas Inc.	4,151	257,154
Vornado Realty Trust	2,457	245,602
Weyerhaeuser Co.	7,347	234,075
Total Real Estate Investment Trusts (REITs)		5,375,026
Real Estate Management & Development — 0.0%
CBRE Group Inc., Class A Shares	3,934	116,997	*

See Notes to Financial Statements.

16	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	6,709	$65,211
People’s United Financial Inc.	4,395	63,596
Total Thrifts & Mortgage Finance		128,807
Total Financials		40,046,900
Health Care — 13.7%
Biotechnology — 2.9%
Alexion Pharmaceuticals Inc.	2,790	462,638	*
Amgen Inc.	10,650	1,495,899
Biogen Idec Inc.	3,335	1,103,251	*
Celgene Corp.	11,156	1,057,365	*
Gilead Sciences Inc.	21,100	2,246,095	*
Regeneron Pharmaceuticals Inc.	1,011	364,486	*
Vertex Pharmaceuticals Inc.	3,326	373,543	*
Total Biotechnology		7,103,277
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	20,868	867,900
Baxter International Inc.	7,662	549,902
Becton, Dickinson & Co.	2,723	309,905
Boston Scientific Corp.	18,681	220,623	*
C.R. Bard Inc.	1,095	156,267
CareFusion Corp.	2,859	129,370	*
Covidien PLC	6,400	553,664
DENTSPLY International Inc.	2,000	91,200
Edwards Lifesciences Corp.	1,513	154,553	*
Hospira Inc.	2,348	122,166	*
Intuitive Surgical Inc.	438	202,277	*
Medtronic Inc.	13,618	843,635
St. Jude Medical Inc.	4,003	240,700
Stryker Corp.	4,158	335,759
Varian Medical Systems Inc.	1,461	117,055	*
Zimmer Holdings Inc.	2,389	240,214
Total Health Care Equipment & Supplies		5,135,190
Health Care Providers & Services — 2.1%
Aetna Inc.	4,817	390,177
AmerisourceBergen Corp.	2,833	218,991
Cardinal Health Inc.	4,837	362,388
CIGNA Corp.	3,560	322,856
DaVita HealthCare Partners Inc.	2,497	182,631	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — continued
Express Scripts Holding Co.	10,447	$737,872	*
Humana Inc.	2,173	283,120
Laboratory Corporation of America Holdings	1,203	122,405	*
McKesson Corp.	3,247	632,093
Patterson Cos. Inc.	1,158	47,976
Quest Diagnostics Inc.	2,036	123,544
Tenet Healthcare Corp.	1,368	81,246	*
UnitedHealth Group Inc.	13,555	1,169,119
Universal Health Services Inc., Class B Shares	1,200	125,400
WellPoint Inc.	3,785	452,762
Total Health Care Providers & Services		5,252,580
Health Care Technology — 0.1%
Cerner Corp.	4,173	248,586	*
Life Sciences Tools & Services — 0.4%
Agilent Technologies Inc.	4,704	268,034
PerkinElmer Inc.	1,592	69,411
Thermo Fisher Scientific Inc.	5,527	672,636
Waters Corp.	1,201	119,043	*
Total Life Sciences Tools & Services		1,129,124
Pharmaceuticals — 6.1%
AbbVie Inc.	22,343	1,290,532
Actavis PLC	3,708	894,666	*
Allergan Inc.	4,210	750,180
Bristol-Myers Squibb Co.	23,192	1,186,967
Eli Lilly & Co.	13,900	901,415
Johnson & Johnson	39,507	4,211,051
Mallinckrodt PLC	1,600	144,240	*
Merck & Co. Inc.	40,284	2,388,035
Mylan Inc.	5,247	238,686	*
Perrigo Co. PLC	1,887	283,409
Pfizer Inc.	88,644	2,621,203
Zoetis Inc.	7,000	258,650
Total Pharmaceuticals		15,169,034
Total Health Care		34,037,791
Industrials — 10.1%
Aerospace & Defense — 2.0%
Boeing Co.	9,348	1,190,748
General Dynamics Corp.	4,387	557,544

See Notes to Financial Statements.

18	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Honeywell International Inc.	11,062	$1,030,093
L-3 Communications Holdings Inc.	1,211	144,012
Lockheed Martin Corp.	3,809	696,209
Northrop Grumman Corp.	2,758	363,394
Precision Castparts Corp.	2,049	485,367
Raytheon Co.	4,437	450,888
Rockwell Collins Inc.	1,907	149,700
Total Aerospace & Defense		5,067,955
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide Inc.	2,094	138,874
Expeditors International of Washington Inc.	2,859	116,018
FedEx Corp.	3,741	603,985
Ryder System Inc.	753	67,747
United Parcel Service Inc., Class B Shares	9,725	955,870
Total Air Freight & Logistics		1,882,494
Airlines — 0.3%
Delta Air Lines Inc.	11,982	433,149
Southwest Airlines Co.	9,903	334,425
Total Airlines		767,574
Building Products — 0.1%
Allegion PLC	1,271	60,550
Masco Corp.	5,028	120,270
Total Building Products		180,820
Commercial Services & Supplies — 0.4%
ADT Corp.	2,547	90,317
Cintas Corp.	1,421	100,308
Pitney Bowes Inc.	2,857	71,397
Republic Services Inc.	3,215	125,449
Stericycle Inc.	1,201	139,989	*
Tyco International Ltd.	5,893	262,651
Waste Management Inc.	6,155	292,547
Total Commercial Services & Supplies		1,082,658
Construction & Engineering — 0.1%
Fluor Corp.	2,262	151,079
Jacobs Engineering Group Inc.	1,861	90,854	*
Quanta Services Inc.	3,071	111,447	*
Total Construction & Engineering		353,380

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	19

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electrical Equipment — 0.7%
AMETEK Inc.	3,457	$173,576
Eaton Corp. PLC	6,705	424,896
Emerson Electric Co.	9,517	595,574
Rockwell Automation Inc.	1,958	215,145
Roper Industries Inc.	1,404	205,391
Total Electrical Equipment		1,614,582
Industrial Conglomerates — 2.5%
3M Co.	9,081	1,286,596
General Electric Co.	140,637	3,603,120
Textron Inc.	3,985	143,420
United Technologies Corp.	11,878	1,254,317
Total Industrial Conglomerates		6,287,453
Machinery — 1.8%
Caterpillar Inc.	8,798	871,266
Cummins Inc.	2,450	323,351
Danaher Corp.	8,474	643,854
Deere & Co.	4,916	403,063
Dover Corp.	2,399	192,712
Flowserve Corp.	1,941	136,879
Illinois Tool Works Inc.	5,014	423,282
Ingersoll-Rand PLC	3,648	205,601
Joy Global Inc.	1,428	77,883
PACCAR Inc.	4,998	284,261
Pall Corp.	1,549	129,651
Parker Hannifin Corp.	2,104	240,172
Pentair PLC	2,785	182,390
Snap-on Inc.	819	99,165
Stanley Black & Decker Inc.	2,195	194,894
Xylem Inc.	2,564	90,996
Total Machinery		4,499,420
Professional Services — 0.2%
Dun & Bradstreet Corp.	531	62,377
Equifax Inc.	1,721	128,627
Nielsen NV	4,000	177,320
Robert Half International Inc.	1,940	95,060
Total Professional Services		463,384
Road & Rail — 1.0%
CSX Corp.	14,214	455,701

See Notes to Financial Statements.

20	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Road & Rail — continued
Kansas City Southern	1,555	$188,466
Norfolk Southern Corp.	4,369	487,580
Union Pacific Corp.	12,540	1,359,587
Total Road & Rail		2,491,334
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,852	172,955
United Rentals Inc.	1,300	144,430	*
W. W. Grainger Inc.	864	217,425
Total Trading Companies & Distributors		534,810
Total Industrials		25,225,864
Information Technology — 19.4%
Communications Equipment — 1.6%
Cisco Systems Inc.	71,169	1,791,324
F5 Networks Inc.	1,064	126,339	*
Harris Corp.	1,507	100,065
Juniper Networks Inc.	5,369	118,923
Motorola Solutions Inc.	3,157	199,775
QUALCOMM Inc.	23,456	1,753,805
Total Communications Equipment		4,090,231
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A Shares	2,231	222,788
Corning Inc.	17,238	333,383
FLIR Systems Inc.	1,988	62,304
Jabil Circuit Inc.	2,647	53,390
TE Connectivity Ltd.	5,800	320,682
Total Electronic Equipment, Instruments & Components		992,547
Internet Software & Services — 3.4%
Akamai Technologies Inc.	2,518	150,576	*
eBay Inc.	15,738	891,243	*
Facebook Inc., Class A Shares	27,300	2,157,792	*
Google Inc., Class A Shares	3,982	2,343,049	*
Google Inc., Class C Shares	3,982	2,299,047	*
VeriSign Inc.	1,772	97,673	*
Yahoo! Inc.	12,643	515,202	*
Total Internet Software & Services		8,454,582
IT Services — 2.3%
Accenture PLC, Class A Shares	8,686	706,346
Alliance Data Systems Corp.	750	186,202	*

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	21

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
IT Services — continued
Automatic Data Processing Inc.	6,797	$564,695
Cognizant Technology Solutions Corp., Class A Shares	8,569	383,634	*
Computer Sciences Corp.	2,055	125,663
Fidelity National Information Services Inc.	4,100	230,830
Fiserv Inc.	3,590	232,040	*
MasterCard Inc., Class A Shares	13,795	1,019,726
Paychex Inc.	4,572	202,082
Teradata Corp.	2,328	97,590	*
Total System Services Inc.	2,332	72,199
Visa Inc., Class A Shares	6,851	1,461,798
Western Union Co.	7,730	123,989
Xerox Corp.	15,713	207,883
Total IT Services		5,614,677
Semiconductors & Semiconductor Equipment — 2.4%
Altera Corp.	4,480	160,294
Analog Devices Inc.	4,409	218,201
Applied Materials Inc.	17,085	369,207
Avago Technologies Ltd.	3,500	304,500
Broadcom Corp., Class A Shares	7,787	314,750
First Solar Inc.	994	65,415	*
Intel Corp.	69,340	2,414,419
KLA-Tencor Corp.	2,350	185,133
Lam Research Corp.	2,290	171,063
Linear Technology Corp.	3,328	147,730
Microchip Technology Inc.	2,809	132,669
Micron Technology Inc.	14,966	512,735	*
NVIDIA Corp.	6,519	120,276
Texas Instruments Inc.	14,795	705,574
Xilinx Inc.	3,765	159,448
Total Semiconductors & Semiconductor Equipment		5,981,414
Software — 3.8%
Adobe Systems Inc.	6,553	453,402	*
Autodesk Inc.	3,205	176,595	*
CA Inc.	4,548	127,071
Citrix Systems Inc.	2,093	149,315	*
Electronic Arts Inc.	4,338	154,476	*
Intuit Inc.	3,997	350,337
Microsoft Corp.	115,259	5,343,407

See Notes to Financial Statements.

22	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Software — continued
Oracle Corp.	45,452	$1,739,903
Red Hat Inc.	2,674	150,145	*
Salesforce.com Inc.	7,918	455,523	*
Symantec Corp.	9,756	229,364
Total Software		9,329,538
Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	83,781	8,440,936
EMC Corp.	28,575	836,105
Hewlett-Packard Co.	26,035	923,461
International Business Machines Corp.	13,009	2,469,499
NetApp Inc.	4,673	200,752
SanDisk Corp.	3,181	311,579
Seagate Technology PLC	4,638	265,618
Western Digital Corp.	2,967	288,748
Total Technology Hardware, Storage & Peripherals		13,736,698
Total Information Technology		48,199,687
Materials — 3.4%
Chemicals — 2.5%
Air Products & Chemicals Inc.	2,586	336,646
Airgas Inc.	939	103,900
CF Industries Holdings Inc.	682	190,428
Dow Chemical Co.	15,652	820,791
E.I. du Pont de Nemours & Co.	12,678	909,773
Eastman Chemical Co.	2,151	173,994
Ecolab Inc.	3,818	438,421
FMC Corp.	1,875	107,231
International Flavors & Fragrances Inc.	1,147	109,974
LyondellBasell Industries NV, Class A Shares	5,900	641,094
Monsanto Co.	7,405	833,137
Mosaic Co.	4,383	194,649
PPG Industries Inc.	1,954	384,430
Praxair Inc.	4,147	534,963
Sherwin-Williams Co.	1,202	263,226
Sigma-Aldrich Corp.	1,685	229,177
Total Chemicals		6,271,834
Construction Materials — 0.1%
Martin Marietta Materials Inc.	900	116,046
Vulcan Materials Co.	1,842	110,944
Total Construction Materials		226,990

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	23

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

Security	Shares	Value
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,354	$60,456
Ball Corp.	1,983	125,464
Bemis Co. Inc.	1,434	54,521
MeadWestvaco Corp.	2,462	100,794
Owens-Illinois Inc.	2,324	60,540	*
Sealed Air Corp.	2,768	96,548
Total Containers & Packaging		498,323
Metals & Mining — 0.5%
Alcoa Inc.	16,703	268,751
Allegheny Technologies Inc.	1,522	56,466
Freeport-McMoRan Inc.	14,649	478,290
Newmont Mining Corp.	7,024	161,903
Nucor Corp.	4,491	243,772
Total Metals & Mining		1,209,182
Paper & Forest Products — 0.1%
International Paper Co.	5,690	271,641
Total Materials		8,477,970
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 2.4%
AT&T Inc.	72,553	2,556,768
CenturyLink Inc.	8,153	333,376
Frontier Communications Corp.	14,096	91,765
Verizon Communications Inc.	57,919	2,895,371
Windstream Holdings Inc.	8,407	90,627
Total Telecommunication Services		5,967,907
Utilities — 3.0%
Electric Utilities — 1.6%
American Electric Power Co. Inc.	6,881	359,257
Duke Energy Corp.	9,966	745,158
Edison International	4,596	257,008
Entergy Corp.	2,519	194,794
Exelon Corp.	12,096	412,353
FirstEnergy Corp.	5,907	198,298
NextEra Energy Inc.	6,150	577,362
Northeast Utilities	4,450	197,135
Pepco Holdings Inc.	3,534	94,570
Pinnacle West Capital Corp.	1,555	84,965
PPL Corp.	8,898	292,210

See Notes to Financial Statements.

24	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

QS Batterymarch S&P 500 Index Fund

Security			Shares	Value
Electric Utilities — continued
Southern Co.			12,526	$546,760
Total Electric Utilities				3,959,870
Gas Utilities — 0.1%
AGL Resources Inc.			1,763	90,513
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.			9,293	131,775
NRG Energy Inc.			4,588	139,842
Total Independent Power and Renewable Electricity Producers				271,617
Multi-Utilities — 1.2%
Ameren Corp.			3,423	131,204
CenterPoint Energy Inc.			6,050	148,043
CMS Energy Corp.			3,763	111,611
Consolidated Edison Inc.			4,132	234,119
Dominion Resources Inc.			8,203	566,745
DTE Energy Co.			2,499	190,124
Integrys Energy Group Inc.			1,153	74,737
NiSource Inc.			4,429	181,500
PG&E Corp.			6,456	290,778
Public Service Enterprise Group Inc.			7,140	265,894
SCANA Corp.			1,991	98,774
Sempra Energy			3,206	337,848
TECO Energy Inc.			2,891	50,246
Wisconsin Energy Corp.			3,188	137,084
Xcel Energy Inc.			7,030	213,712
Total Multi-Utilities				3,032,419
Total Utilities				7,354,419
Total Investments before Short-Term Investments (Cost — $140,711,327)				245,185,577

Rate		Maturity Date	Face Amount
Short-Term Investments — 1.3%
Repurchase Agreements — 1.3%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $3,166,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $3,229,320) (Cost — $3,166,000)	0.001%	10/1/14	$3,166,000	3,166,000
Total Investments — 99.8% (Cost — $143,877,327#)				248,351,577
Other Assets in Excess of Liabilities — 0.2%				503,387
Total Net Assets — 100.0%				$248,854,964

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	25

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch S&P 500 Index Fund

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 7).

#	Aggregate cost for federal income tax purposes is $150,621,420.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

26	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Statement of assets and liabilities

September 30, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $143,691,779)	$248,275,963
Investments in affiliated securities, at value (Cost — $185,548)	75,614
Cash	195
Deposits with brokers for open futures contracts	402,350
Dividends receivable	290,838
Receivable for Fund shares sold	144,290
Prepaid expenses	26,441
Total Assets	249,215,691

Liabilities:
Payable for Fund shares repurchased	58,790
Investment management fee payable	53,706
Service and/or distribution fees payable	39,910
Payable to broker — variation margin on open futures contracts	35,033
Trustees’ fees payable	4,550
Accrued expenses	168,738
Total Liabilities	360,727
Total Net Assets	$248,854,964

Net Assets:
Par value (Note 8)	$124
Paid-in capital in excess of par value	150,724,127
Undistributed net investment income	2,123,283
Accumulated net realized loss on investments and futures contracts	(8,431,296)
Net unrealized appreciation on investments and futures contracts	104,438,726
Total Net Assets	$248,854,964

Shares Outstanding:
Class A	11,956,508
Class D	445,672

Net Asset Value:
Class A	$20.06
Class D	$20.20

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	27

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Dividends from unaffiliated investments	$4,945,753
Dividends from affiliated investments	862
Interest	622
Total Investment Income	4,947,237

Expenses:
Investment management fee (Note 2)	607,616
Service and/or distribution fees (Notes 2 and 5)	467,676
Transfer agent fees (Note 5)	191,609
Audit and tax fees	40,987
Registration fees	36,566
Shareholder reports	33,052
Standard & Poor’s license fees	24,305
Fund accounting fees	23,924
Legal fees	21,908
Trustees’ fees	20,070
Custody fees	11,877
Insurance	5,384
Miscellaneous expenses	5,225
Total Expenses	1,490,199
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(74,641)
Net Expenses	1,415,558
Net Investment Income	3,531,679

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	15,600,732
Investment transactions in affiliated securities	(15,054)
Futures contracts	152,454
Net Realized Gain	15,738,132
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	22,682,558
Affiliated investments	42,860
Futures contracts	(35,524)
Change in Net Unrealized Appreciation (Depreciation)	22,689,894
Net Gain on Investments and Futures Contracts	38,428,026
Increase in Net Assets from Operations	$41,959,705

See Notes to Financial Statements.

28	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2014	2013

Operations:
Net investment income	$3,531,679	$3,936,314
Net realized gain	15,738,132	24,174,015
Change in net unrealized appreciation (depreciation)	22,689,894	11,205,835
Increase in Net Assets From Operations	41,959,705	39,316,164

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,300,007)	(4,500,007)
Decrease in Net Assets From Distributions to Shareholders	(3,300,007)	(4,500,007)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	15,536,220	17,394,947
Reinvestment of distributions	3,282,473	4,475,405
Cost of shares repurchased	(39,949,609)	(72,725,157)
Decrease in Net Assets From Fund Share Transactions	(21,130,916)	(50,854,805)
Increase (Decrease) in Net Assets	17,528,782	(16,038,648)

Net Assets:
Beginning of year	231,326,182	247,364,830
End of year*	$248,854,964	$231,326,182
*Includesundistributed net investment income of:	$2,123,283	$1,891,611

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.09	$14.68	$11.51	$11.61	$10.75

Income (loss) from operations:
Net investment income	0.27	0.26	0.22	0.18	0.16
Net realized and unrealized gain (loss)	2.95	2.43	3.15	(0.10)	0.88
Total income from operations	3.22	2.69	3.37	0.08	1.04

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.20)	(0.18)	(0.18)
Total distributions	(0.25)	(0.28)	(0.20)	(0.18)	(0.18)

Net asset value, end of year	$20.06	$17.09	$14.68	$11.51	$11.61
Total return[2]	19.01%	18.71%	29.55%	0.56%	9.71%

Net assets, end of year (millions)	$240	$223	$236	$204	$229

Ratios to average net assets:
Gross expenses	0.62%	0.64%	0.66%	0.61%	0.61%
Net expenses[3,4,5]	0.59	0.59	0.59	0.59	0.59
Net investment income	1.45	1.68	1.61	1.41	1.44

Portfolio turnover rate	12%	21%	7%	5%	7%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

30	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.21	$14.78	$11.59	$11.68	$10.82

Income (loss) from operations:
Net investment income	0.31	0.29	0.24	0.21	0.19
Net realized and unrealized gain (loss)	2.96	2.45	3.17	(0.09)	0.87
Total income from operations	3.27	2.74	3.41	0.12	1.06

Less distributions from:
Net investment income	(0.28)	(0.31)	(0.22)	(0.21)	(0.20)
Total distributions	(0.28)	(0.31)	(0.22)	(0.21)	(0.20)

Net asset value, end of year	$20.20	$17.21	$14.78	$11.59	$11.68
Total return[2]	19.23%	18.93%	29.78%	0.85%[3]	9.80%

Net assets, end of year (millions)	$9	$8	$11	$12	$14

Ratios to average net assets:
Gross expenses	0.53%	0.58%	0.42%	0.49%	0.47%
Net expenses[4,5,6]	0.39	0.39	0.39	0.39	0.39
Net investment income	1.65	1.85	1.80	1.61	1.65

Portfolio turnover rate	12%	21%	7%	5%	7%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 0.76% for the year ended September 30, 2011.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch S&P 500 Index Fund (formerly, Legg Mason Batterymarch S&P 500 Index Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

32	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$245,185,577	—	—	$245,185,577
Short-term investments†	—	$3,166,000	—	3,166,000
Total investments	$245,185,577	$3,166,000	—	$248,351,577

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$35,524	—	—	$35,524

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

34	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

36	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $74,641.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,096,561
Sales	54,272,988

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$115,429,203
Gross unrealized depreciation	(17,699,046)
Net unrealized appreciation	$97,730,157

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini S&P 500 Index	38	12/14	$3,769,974	$3,734,450	$(35,524)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2014.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$35,524

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$152,454

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(35,524)

During the year ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,318,226

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$35,033	$(35,033)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$467,676	$173,997
Class D	—	17,612
Total	$467,676	$191,609

38	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

For the year ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$61,462
Class D	13,179
Total	$74,641

6. Distributions to shareholders by class

	Year Ended September 30, 2014	Year Ended September 30, 2013
Net Investment Income:
Class A	$3,157,812	$4,324,319
Class D	142,195	175,688
Total	$3,300,007	$4,500,007

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Legg Mason Inc. for the year ended September 30, 2014:

	Affiliate Value at 9/30/13	Purchased		Sold		Dividend Income	Affiliate Value at 9/30/14	Realized Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Legg Mason Inc	$55,477	—	—	$22,723	181	$862	$75,614	$(15,054)

8. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	799,360	$15,082,006	1,008,785	$15,803,405
Shares issued on reinvestment	175,239	3,140,278	300,050	4,299,717
Shares repurchased	(2,042,714)	(38,122,824)	(4,360,656)	(66,983,731)
Net decrease	(1,068,115)	$(19,900,540)	(3,051,821)	$(46,880,609)

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class D
Shares sold	23,947	$454,214	102,688	$1,591,542
Shares issued on reinvestment	7,891	142,195	12,192	175,688
Shares repurchased	(94,919)	(1,826,785)	(377,736)	(5,741,426)
Net decrease	(63,081)	$(1,230,376)	(262,856)	$(3,974,196)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$3,300,007	$4,500,007

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,138,678
Capital loss carryforward*	(1,689,591)
Other book/tax temporary differences(a)	(13,007)
Unrealized appreciation (depreciation)(b)	97,694,633
Total accumulated earnings (losses) — net	$98,130,713

*

During the taxable year ended September 30, 2014, the Fund utilized $14,518,680 of its capital loss carryforward available from prior years. As of September 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(1,651,629)
9/30/2018	(37,962)
$(1,689,591)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

40	QS Batterymarch S&P 500 Index Fund 2014 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch S&P 500 Index Fund (formerly, Legg Mason Batterymarch S&P 500 Index Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch S&P 500 Index Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 13, 2014

QS Batterymarch S&P 500 Index Fund 2014 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch S&P 500 Index Fund (formerly, Legg Mason Batterymarch S&P 500 Index Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

42	QS Batterymarch S&P 500 Index Fund

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

QS Batterymarch S&P 500 Index Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

44	QS Batterymarch S&P 500 Index Fund

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch S&P 500 Index Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

46	QS Batterymarch S&P 500 Index Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

QS Batterymarch S&P 500 Index Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record date:	12/10/2013
Payable date:	12/11/2013
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

48	QS Batterymarch S&P 500 Index Fund

QS Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/14 SR14-2339

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,800 in 2013 and $187,500 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2013 and $4 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $16,000 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014